UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  March 16, 2005


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


          (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

     On March 16, 2005, Financial Federal Corporation granted shares of restricted stock and stock options to executive officers under its Amended and Restated 1998 Stock Option/Restricted Stock Plan as follows:

     John V. Golio, Executive Vice President, was granted 10,000 non-qualified stock options that vest one-third on July 31, 2005, 2006 and 2007 and expire March 16, 2009.

     James H. Mayes, Jr., Executive Vice President, was granted 10,000 shares of restricted stock vesting in eight equal annual installments commencing March 2006.

     William M. Gallagher, Senior Vice President, was granted 5,000 shares of restricted stock vesting in five equal annual installments commencing March 2006.

     Troy H. Geisser, Senior Vice President and Secretary, was granted 10,000 non-qualified stock options that vest one-third on July 31, 2005, 2006 and 2007 and expire March 16, 2009.

     Steven F. Groth, Senior Vice President and Chief Financial
     Officer, was granted 10,000 shares of restricted stock vesting in eight equal annual installments commencing March 2006.

     Vesting of the restricted stock and stock options is subject to continued service and restricted stock is further subject to earlier vesting upon a qualifying termination of employment.


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


                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


March 21, 2005
--------------
(Date)

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